Exhibit 99.1

For Immediate Release

Aon confirms it is not pursuing business combination with Willis Towers Watson

LONDON (6 March 2019) – Aon plc (NYSE: AON) today issued the following statement:

Consistent with Aon’s stated focus on return on invested capital the firm regularly evaluates a variety of potential opportunities within and adjacent to its industry. Aon had considered such a possibility with regard to Willis Towers Watson. News of that consideration subsequently became public and Aon was required to issue a statement because Willis Towers Watson is an Irish company and is subject to Irish regulatory requirements. As a result of media speculation, those regulations required Aon to make the disclosure at a very early stage in the consideration of a potential all-share business combination. Aon today confirms that it does not intend to pursue this business combination.

As a result of this announcement, Aon is bound by the restrictions set out in Rule 2.8 of the Irish Takeover Rules. Aon reserves the right within the next 12 months to set aside this announcement where so permitted under Rule 2.8 (including Rule 2.8(c)(ii)).

ENDS

About Aon

Aon plc (NYSE:AON) is a leading global professional services firm providing a broad range of risk, retirement and health solutions. Our 50,000 colleagues in 120 countries empower results for clients by using proprietary data and analytics to deliver insights that reduce volatility and improve performance.

Forward-Looking Statements

This press release contains statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this press release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans,” and similar expressions and the use of future dates are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors include, but are not limited to, adverse effects on the market price of our Class A ordinary shares and on our operating results for any reason, including negative effects of an announcement or failure to consummate a business combination transaction. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions.

Any or all of our forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s performance. The factors identified above are not exhaustive. Aon and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Further information concerning Aon and its businesses, including factors that potentially could materially affect Aon’s financial results, is contained in Aon’s filings with the SEC. See our Annual Report on Form 10-K for the year ended December 31, 2018 and additional documents filed with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon’s businesses. These factors may be revised or supplemented in subsequent reports. Aon is under no obligation, and expressly disclaims any obligation, to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.

For Immediate Release

Additional Information

This announcement has been prepared in accordance with English and Irish law and Rule 2.8 of the Irish Takeover Rules and information disclosed may not be the same as that which would have been prepared in accordance with the laws of jurisdictions outside England or Ireland.

Contacts

Investor Contact:

Investor Relations

+1 312-381-3310

investor.relations@aon.com

A copy of this announcement will be available at www.aon.com. The content of the website referred to in this announcement is not incorporated into, and does not form part of, this announcement.

RESPONSIBILITY STATEMENT

The directors of Aon plc accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case) the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information.